UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 10, 2005
                                                        ---------------



                                 ROUNDY'S, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Wisconsin                    002-94984                       39-0854535
 ----------------          ------------------------        ---------------------
 (State or other           (Commission File Number)         (IRS Employer
  Jurisdiction of                                            Identification No.)
  Incorporation)

               875 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202
         -----------------------------------------------------------------------
                (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code (414) 231-5000
                                                                 --------------

                                 Not Applicable
                            ----------------------
               (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            -- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
            -- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
            --  Pre-commencement communications
                pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
            --  Pre-commencement communications pursuant to Rule
                13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
------------------------------------------------------------

On March 10, 2005, Roundy's, Inc. ("Roundy's" or the "Company") entered into a Fourth Amendment to $375,000,000 Credit Agreement dated as of June 6, 2002 (as amended pursuant to the First Amendment dated as of December 10, 2002, the Second Amendment, dated as of May 12, 2003, and the Third Amendment, dated as of March 29, 2004) among Roundy's Acquisition Corp. and several banks, financial institutions and other entities from Bear Stearns & Co., Inc., as sole lead arranger and sole bookrunner, Bear Stearns Corporate Lending, Inc., as administrative agent, Canadian Imperial Bank of Commerce, as syndication agent, and the institutions listed in the Credit Agreement as documentation agents.


The Fourth Amendment makes changes to the Credit Agreement necessary to permit Roundy's disposition of assets pursuant to the Asset Purchase Agreement dated February 24, 2005 between Roundy's and Nash-Finch Company (as announced in Registrant's Current Report on Form 8-K filed on March 1, 2005), requires Roundy's to use $125 million of the proceeds from such asset disposition to repay a portion of the term loan and to reinvest the remaining net proceeds, increases the annual limitation on capital expenditures to $100 million and clarifies certain provisions relating the Company's ability to consummate future acquisitions.


This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly identified therein as being incorporated therein by reference.


Item 9.01         Financial Statements and Exhibits
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(a)      None
(b)      None
(c)      None

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ROUNDY'S, INC.
                                   ---------------
                                   (Registrant)




Date:    March 16, 2005             BY /DARREN W. KARST
         --------------             --------------------
                                    Darren W. Karst
                                    Executive Vice President
                                    and Chief Financial Officer